EXHIBIT 32.2

SECTION 1350 CERTIFICATION (CFO)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Landcadia Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard H. Liem, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

 (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2017

By:	/s/ Richard H. Liem
Richard H. Liem
Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)